                                                                 EXHIBIT 99.284

         A PROPOSAL FOR

                                              (SOUTHERN CALIFORNIA EDISON LOGO)
                                             AN EDISON INTERNATIONAL(SM)COMPANY

                                                   Demand Relief Program System
                                                         (DRPS) For Edison CSBU
                                                                   Organization

                                                               February 6, 2001

PEROTSYSTEMS(TM)

Southern California Edison
-------------------------------------------------------------------------------

         DISCLOSURE PROTECTION NOTICE

         This proposal to Southern California Edison is the property of Perot Systems Corporation and contains confidential and/or proprietary information of Perot Systems Corporation. It shall not be disclosed outside of Southern California Edison and shall not be duplicated, used or disclosed -- in whole or in part -- for any purpose other than to evaluate this proposal. Southern California Edison's review of this material is considered acceptance of this Disclosure Protection
         Notice. Should this be unsatisfactory, please return this material to Perot Systems Corporation. If, however, a contract is awarded to Perot Systems Corporation as a result of -- or in connection with -- this submission, this proposal shall be subject to the confidentiality, proprietary rights and nondisclosure provisions of the resulting contract.



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Perot Systems Confidential       June 27, 2002                          Page ii

Southern California Edison
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         TABLE OF CONTENTS

PROJECT INTRODUCTION & BACKGROUND....................................         1

   INTRODUCTION......................................................         1
   BACKGROUND........................................................         1

PROJECT SCOPE........................................................         2

   SCOPE OF PROPOSED SOLUTION........................................         2
   OUT OF SCOPE......................................................         2

PSC'S RELEVANT QUALIFICATIONS........................................         3


PROJECT APPROACH.....................................................         4

   WORK PROCESS FLOW.................................................         4
   PROJECT STATUS REPORTING..........................................         4
   PROJECT DELIVERABLES..............................................         4
   PROJECT SCHEDULE..................................................         5
   PROJECT STAFF AND PAYMENT OPTIONS OF PROFESSIONAL FEES............         5
   PROPOSAL VALIDITY.................................................         6
   ASSUMPTIONS.......................................................         7
   RISKS.............................................................         7

ATTACHMENT A - CONFIDENTIALITY & NONDISCLOSURE AGREEMENT.............         9


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Perot Systems Confidential       June 27, 2002                         Page iii

Southern California Edison                    Project Introduction & Background
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         PROJECT INTRODUCTION & BACKGROUND

         INTRODUCTION


         In response to a request from Southern California Edison Company
         (SCE), Perot Systems Corporation (PSC) has prepared this "Scope of Work" proposal that outlines the scope and cost to develop and implement a Demand Relief Program System (DRPS). This new System will allow Edison to monitor, manage, calculate and prepare monthly Reward / Penalty statements for the selected 300 customers based on their demand (kW) reduction during Peak hours of weekdays of summer months of June, July, August and September 2001. The Demand Relief Program may be extended in future years as well by regulatory agencies, i.e. California Public Utilities Commission (CPUC) and California Independent System Operator (Cal-ISO), as Capacity and Energy shortages are expected to continue in the near term in California.

         BACKGROUND


         The Demand Relief Program (DRP) offers Southern California Edison's (SCE's) non-residential customers, with a load demand of greater or equal to 300 kW and a commitment to reduce at least 100 kW of their load, the opportunity to receive an incentive payment for reducing their power consumption on certain summer weekdays from June 1, 2001 through September 30, 2001.

         By offering this Cal-ISO initiated DRP, customers and SCE, gain experience in learning how to respond to high-energy demand and prices by reducing their load demand and energy consumption, thus managing their energy needs more efficiently.

         Under the program, SCE will aggregate customers demand reduction and will receive a capacity payment and an energy payment from Cal-ISO to fund the program. SCE retains a portion of this payment to cover the costs associated with the program. For participating in the DRP, Customers will receive a reward payment of $18,500 per MW of demand reduction per month and also an energy payment of $500 per MWh from SCE, however, in case of failure to reduce the demand / consumption, customers will also be assessed a penalty of $12,000 per MW per month if their performance is less than 25% of their commitment to the DRP in any month. Additionally, if a customer increases energy consumption in a period of a DRP event, a penalty of $500 per MWh per month applies.

         PSC believes it has the resources and capabilities to develop and implement the DRP System for SCE's use.


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Perot Systems Confidential       June 27, 2002                           Page 1

Southern California Edison                    Project Introduction & Background
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         PROJECT SCOPE

         SCOPE OF PROPOSED SOLUTION

         The scope of the DRPS project includes the following items:

         1. The system will have the capability to access the hourly demand and energy consumption of up to 300 pre-selected large usage Edison customers from SCE's CDAS data files

         2. The system will calculate 10-Day Rolling Average hourly energy consumption for each of these customers, excluding holidays, weekends and any prior DRP events and also, the customer's metered usage for the hour the DRP event is called

         3. The system will determine the hourly demand (KW) and energy usage reduction for each of the 300 pre-selected customers for all DRP event days during the summer months of June, July, August and September, 2001

         4. The system will prepare and print a monthly incentive billing statement, including a reward / penalty amount, for each customer based on hourly demand and energy usage reduction

         5. The system will prepare and print a consolidated monthly report for all 300 customers for review and final auditing

         6. The new system will be implemented on two workstations with a common data base

         OUT OF SCOPE

         The scope of the DRPS project excludes the following items and therefore these will be out of scope of the proposed system:

         1. The system will not have any links to Edison's Email or Pager system to communicate with any of the customers selected for the Demand Relief Program.

         2. The system will not provide any interface for any DRP customer to view or modify their DRP related data or statement.

         3. The system will also not have any interface or integration with any other Edison systems, except hourly data reads from CDAS for the selected 300 DRP customers.

         4. The project does not include acquisition of any hardware or third party software tools for the implementation of the system and these will be provided by Edison


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Perot Systems Confidential       June 27, 2002                           Page 2

Southern California Edison                        PSC'S Relevant Qualifications
-------------------------------------------------------------------------------

         PSC'S RELEVANT QUALIFICATIONS

         Perot Systems Corporation (PSC) is prepared to develop the proposed DRPS system as soon as Edison receives CPUC approval to proceed with the Demand Relief Program and engages PSC to initiate the DRPS development project.

         PSC believes it is uniquely qualified to successfully implement this project as evidenced by the following key attributes and facts:

         -- PSC has resources who are experts in electric utility business and are also familiar with Edison's IT infrastructure, processes and methodologies.
         -- PSC has designed, developed and implemented many new application system projects for various business units in Edison since November 1994.
         -- All application systems, developed by PSC are in extensive use by various business units staff. Some of these key application projects are:
                  1.       The Wholesale Energy System (WES) for managing QFs
                           and Resale Cities billings and payments
                  2.       Metered Data Management and Acquisition (MDMA)
                           System to access and manage metered data of direct access customers owned by Energy service providers
                  3.       Customer Revenue and Reporting Information System
                           (CRRIS)
                  4.       Substation Data Collection and Reporting System
                           (SDCRS)
                  5.       Integration Bus System (IBS) and
                  6.       Events Logging System (ELS).
         --       PSC also currently maintains the Wholesale Energy System
                  (WES) for Edison's QF Resources organization.
         -- Shashi Pandey, the proposed PSC Project Manager, has worked on most of these Edison application projects in the past, and most recently, on SDCRS, IBS and ELS projects
         -- David Hughes, Senior Application Architect / Developer, will be available to contribute his talents to the DRPS project team. Mr. Hughes also worked on the WES development project as a Technical Lead and as an Advisor during its maintenance phase from December 1998 to the present.

         The PSC team brings many years of valuable utility business analysis and project management experience to the project as well as six years of direct experience with SCE's business practices and operations, and IT infrastructure environment, business data, integration, and service levels. PSC is confident of its resources in constituting a cohesive project team for the DRPS project in order to complete this project successfully on time and within budget.


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Perot Systems Confidential       June 27, 2002                           Page 3
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Southern California Edison                                     Project Approach
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         PROJECT APPROACH

         The proposed project will be managed using PSC's proven methodology which includes disciplined process controls in line with SCE standards. The PSC project manager will be responsible for developing the Statement of work (SOW) document including all business and system requirements, and validating the various tasks and deliverables contained therein in close coordination with the SCE Project Manager.

         WORK PROCESS FLOW

         -- A project initiation meeting will be held to plan the parameters for the conduct of the project and to have PSC and SCE project managers agree on a procedure that will ensure swift resolution of any new items and change issues.
         -- The PSC team will interview CSBU management staff associated with the Demand Relief Program to establish all business and system requirements involving data, user interfaces, menu sub-systems, DRP rewards / penalty statements, and reports, and will validate them before designing and developing the system. These requirement details, related tasks and deliverables will be part of the base line DRPS system and will also be documented.

         PROJECT STATUS REPORTING

         PSC Project Manager will work closely with SCE Project Manager and will be responsible for providing a weekly status on the project.

         PROJECT DELIVERABLES

         1.       DRPS Requirements Document

         2.       DRPS Design Document

         3.       DRPS Testing Document

         4.       DRPS Implementation on two workstations

         5.       User Documentation

         6.       Training


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Perot Systems Confidential       June 27, 2002                           Page 4

Southern California Edison                                     Project Approach
-------------------------------------------------------------------------------

         PROJECT SCHEDULE

         Under this proposal, the project work is scheduled to begin on March 15, 2001 and will be completed by the PSC team no later than May 15, 2001 based on the tasks and deliverables set forth herein.

         PROJECT STAFF AND PAYMENT OPTIONS OF PROFESSIONAL FEES

         The estimated labor cost to complete the Demand Relief Program System
         (DRPS) Project, based on the deliverables defined herein, is $135,100 and is comprised of the following resources:

         -------------------------------------------------------------------------------------------------------------
                                                                   PSC Hourly     Estimated Hours  Estimated Charges
                  DRPS Project Resource Requirements            Billing Rate ($)                          ($)
         -------------------------------------------------------------------------------------------------------------
         Shashi Pandey, Project Manager and                           $180              120              $21,600
         Requirements Specialist
         -------------------------------------------------------------------------------------------------------------
         Dave Hughes, Senior Specialist, Architect & Designer         $160              160              $25,600
         -------------------------------------------------------------------------------------------------------------
         Kris Freyermuth, Manju Shivaswamy, Duane Sawyer,             $135              460              $62,100
         Specialists, Development, Coding, Testing and
         Documentation
         -------------------------------------------------------------------------------------------------------------
         Richard Dickson, Senior Specialist, Testing scripts          $145              100              $14,500
         and documentation
         -------------------------------------------------------------------------------------------------------------
         Bob Winner, Senior Specialist, Roll-Out                      $160               20              $3,200
         -------------------------------------------------------------------------------------------------------------
         Robert Rubino, Specialist, Training &  Implementation        $135               60              $8,100
         -------------------------------------------------------------------------------------------------------------
         TOTAL                                                                          920             $135,100
         -------------------------------------------------------------------------------------------------------------

         PSC will bill SCE on the first day of every month for the previous month's labor hours, payable within 30 days. PSC's estimated professional fees are provided for SCE's budgetary purposes. PSC Fees are based on the above resource usage and the corresponding PSC labor hourly rates. Business flexibility may require replacement of a specific resource with equally qualified PSC associate.

         PSC will perform this work on a time and material basis.

         PSC will employ its standard change control methodology to record and track all material changes and/or modifications to the current project scope in consultation with Edison


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Perot Systems Confidential       June 27, 2002                           Page 5

Southern California Edison                                     Project Approach
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         Project manager. Absent any documented material changes and/or modifications, PSC agrees not to exceed the current project cost estimate by more than 10%.

         PSC agrees to notify the SCE Project Manager when project costs reach 80 % of the total fees. Should additional work be required on the project, PSC Project Manager will inform SCE's Project Manager to negotiate and request additional funding or modify the project scope as required to complete the project.

         PSC does not expect any expenses related to transportation (plane and car), hotel and food for this project, unless use of out-of-town resources becomes necessary. PSC will inform the SCE Project Manager if such resources are required before they are assigned to the project.

         The General Terms & Conditions currently in effect between SCE and PSC will apply to this project.

         The professional fees for developing and implementing the Demand Relief Program System (DRPS) Project for Edison can be paid using any of the following three options:

         OPTION #1-        PAYMENT OF ALL DEVELOPMENT COSTS DIRECTLY

                  -- $ 135,100 - PSC will bill SCE on the first day of every month for the previous month's labor hours, payable within 30 days.

         OPTION #2-        PAYMENT OF A FIXED BASE AMOUNT + MONTHLY
                           TRANSACTIONAL FEES (BASED ON TOTAL DRP MW REDUCTION)

                  -- $ 125,900 FIXED BASE AMOUNT - PSC will bill SCE on the first day of every month for the previous month's labor hours, payable within 30 days.

                  -- Transactional Fees beginning at a guaranteed Minimum of $4,000 / Month and up to a Maximum of $10,000 / Month to be paid in four installments on August 1, September 1, October 1, and November 1, 2001. This is based on a minimum guaranteed payment of $4000 per month for any demand reduction up to 100 MW or less, and a payment of additional $60 transactional fees per MW demand reduction over the 100 MW and beyond, subject to a maximum of $10,000 per month, under the DRP in each month during 2001 Summer.

         OPTION #3-        DISCOUNT OF 25 % TO EDISON WITH ADDITIONAL DRPS
                           BUSINESS IN CALIFORNIA

                           -- 25 % Discount to Edison in the maximum monthly amount of $10,000 transactional fees (under Option #2), resulting in a reduced transactional fee of maximum of $7,500 / month, provided PSC can successfully market the DRPS to a second utility in California and sign up that customer.

         PROPOSAL VALIDITY

         In an effort to meet the proposed project schedule, this PROPOSAL IS VALID FOR A PERIOD OF FOUR (4) WEEKS from the date of submission.



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Perot Systems Confidential       June 27, 2002                           Page 6
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Southern California Edison                                     Project Approach
-------------------------------------------------------------------------------

         ASSUMPTIONS

         1. SCE will issue a Letter of Intent by March 1, 2001 of engaging PSC for the DRPS project or sooner the CPUC approves the Demand Relief Program for the summer of 2001. Also, SCE will sign a Purchase Order by March 15, 2001 so that the project team can begin the work of developing the system.

         2. SCE will pay and provide the two workstations and the selected MS Access software for developing and implementing the DRPS system.

         3. Development and testing work can be performed on Edison premises (GO Complex) or at PSC Alhambra facilities. In case of Edison premises, SCE will provide site access to the project team, and office space with workstation and phone facilities. No additional costs will be charged to Edison in case PSC project team develops the system at its Alhambra facilities.

         4. PSC will provide training in the use of the DRPS system to two staff members of Edison, associated with the Demand Relief Program management duties in CSBU organization.

         5. Edison's CDAS staff to provide all data format details and calculation methods related to the DRP customers to PSC project team.

         6. In order for Edison to initiate the Demand Relief Program on 06/01/01 for selected customers, Edison project manager will coordinate with other Edison organizations including IT to provide the necessary inputs and support in a timely manner so that PSC team can complete system requirements, development, testing and implementation within the assigned project time of two months (from 3/15/01 to 5/15/01)

         RISKS


         Since PSC will require a minimum of two months of the development time for the successful completion of the DRPS project, it is essential for Edison to obtain the regulatory approval for the Demand Relief Program from CPUC by March 1, 2001 and sign the PO to engage PSC for the project before March 15, 2001.


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Perot Systems Confidential       June 27, 2002                           Page 7

Southern California Edison                                     Project Approach
-------------------------------------------------------------------------------

         ACCEPTANCE AND APPROVAL

         Company Name: Perot Systems Corporation



By:
    --------------------------------------------



         Name: Mike Kenealy
               ---------------------------------



         Title: PSC Account Manager               Date:
                --------------------------------       ------------------------



         Fed. Tax I.D. # 75-2230-700
                         -----------------------

         Company Name: Southern California Edison



By:
    --------------------------------------------



         Name: Marvin Clark
               ---------------------------------



         Title: Marketing Manager, CSBU, SCE      Date:
                --------------------------------       ------------------------



         Fed. Tax I.D.
                      --------------------------


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Perot Systems Confidential       June 27, 2002                           Page 8

Southern California Edison                      Attachment A - Confidentiality &
                                                        Nondisclosure Agreement
-------------------------------------------------------------------------------

         ATTACHMENT A - CONFIDENTIALITY &
         NONDISCLOSURE AGREEMENT

         This Nondisclosure Agreement (the "Agreement") is entered into between
                                   , a                     corporation
         --------------------------    -------------------
         ("Company") and Perot Systems Corporation, a Delaware corporation
         ("Perot Systems") as of                       , 199  .
                                 ---------------------      --

         In order for the parties to discuss a business relationship, each party may need to disclose confidential or proprietary information to the other regarding its business activities and plans (the "Confidential Information"). The parties agree to protect each other's Confidential Information disclosed within thirty days before or within 180 days after the execution of this Agreement on the following terms.

1. Each party shall use at least the same degree of care, but no less than a reasonable degree of care, to avoid unauthorized disclosure or use of the other party's Confidential Information as it employs with respect to its own Confidential Information of like importance. Receipt and disclosure of Confidential Information will be coordinated for the parties by:



For Perot Systems:
                  --------------------------



For Company:
            --------------------------------

2. Neither party has any obligation with respect to any Confidential Information which (a) was previously known by such party without obligations of confidentiality; (b) that party independently develops;
         (c) is or becomes publicly available without a breach of this Agreement by either party; or (d) is disclosed to it by a third person who is not required to maintain its confidentiality. The party claiming any of the above exceptions has the burden of proving its applicability.

3. Each party may disclose Confidential Information only to its own officers, directors and employees and to its consultants and advisors who reasonably need to know it. Each party shall be responsible to the other for any violation of this Agreement by its own officers, directors, employees, consultants or advisors.

4. Neither party may print or copy, in whole or in part, any documents or other media containing any Confidential Information without the prior written consent of the other party other than copies for its officers, directors, employees, consultants or advisors who are working on the matter. Neither party will remove or deface any notice of


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Perot Systems Confidential       June 27, 2002                           Page 9

Southern California Edison                      Attachment A - Confidentiality &
                                                        Nondisclosure Agreement
-------------------------------------------------------------------------------

         copyright, trademark, logo or other proprietary notice of the other party appearing on any original or copy of the other's Confidential Information.

5. Neither party may use the other party's Confidential Information for competing with the other party or for any purpose not in furtherance of the business relationship between them.

6. Each party's Confidential Information shall remain its own property. Upon the request of the other party, each party shall return all of the other's Confidential Information, or destroy it and provide the other party with written certification of such destruction, except for archival and backup copies that are not readily available for use and business records required by law to be retained.

7. If either party becomes legally obligated to disclose any of the other party's Confidential Information, the party subject to the obligation shall notify the other party in writing promptly and shall cooperate with the other party at the other party's expense in seeking a protective order or other appropriate remedy.

8. Each party agrees that in the event of a breach or threatened breach by either party, including its officers, directors, consultants or employees, of the provisions of this Agreement, the non-breaching party will have no adequate remedy in money damages and, accordingly, shall be entitled to seek an injunction against such breach, in addition to any other legal or equitable remedies available to it.

9. Each party is disclosing Confidential Information solely on an "AS IS" basis, with no warranties. The disclosing party will not be liable for any damages arising out of the use of Confidential Information disclosed hereunder.

10. If any Confidential Information originating in the United States is authorized by this Agreement to be disclosed outside the United States, the receiving party agrees to ensure that it or any materials derived from it are not disclosed or communicated to any individual or entity in any country to which the export of such information is prohibited by U.S. export laws or regulations.

11. This Agreement is governed by the laws of Texas without regard to its rules on conflicts of law. Neither party may assign its rights or obligations under this Agreement. No modification or waiver of any provision of this Agreement shall be effective unless in writing and signed by the party sought to be bound. This Agreement is the entire agreement between the parties on nondisclosure of confidential information and supersedes all prior representations and agreements between the parties on that subject. This Agreement shall expire two years after the last receipt of Confidential Information by either party.



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Perot Systems Confidential       June 27, 2002                          Page 10

Southern California Edison                      Attachment A - Confidentiality &
                                                        Nondisclosure Agreement
-------------------------------------------------------------------------------

         AGREED:



                                             PEROT SYSTEMS CORPORATION
         -------------------------------



         By:                                 By:
            ----------------------------        -------------------------------



         Name:                               Name:
              --------------------------          -----------------------------



         Title:                              Title:
               -------------------------           ----------------------------


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Perot Systems Confidential       June 27, 2002                          Page 11